Exhibit 99.1

 Developing Transformational Immunotherapies for Cancer  NASDAQ: PDSB   August 2023

 Forward-Looking Statements  This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101 and other Versamune® and Infectimune® based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101 and other Versamune® and Infectimune® based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; to aid in the development of the Versamune® platform;  and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual, quarterly and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.    Versamune® and Infectimune® are registered trademarks of PDS Biotechnology Corporation  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA

 PDS0101 to enter Phase 3 registrational trial in 2023 to treat recurrent or metastatic, HPV16-positive head and neck squamous cell cancer (HNSCC)  Fast Track Designation  PDS0101 addresses large and growing market with significant unmet need  Transformational data generated with PDS0101 and PDS0301 in multiple Phase 2 clinical studies  Financial: Cash as of June 30, 2023 - $60.6M cash runway for the next 12 months with initiation of a registrational trial in 2023  Executive Summary: Positioned for Market Leadership  Company Overview  T cell activating platforms and antibody conjugated immuno-cytokine platform to develop safer, more effective and longer lasting cancer immunotherapies   1  2  3  4

 Experienced Management Team  Historical success in development and commercialization of leading pharmaceutical products  Frank Bedu-Addo, PhD  Chief Executive Officer  Senior executive experience with management of strategy and execution at both large pharma and biotechs  Notable drug development:  Abelcet® (Liposome Company/ Elan)  PEG-Intron® (Schering-Plough/ Merck)  Matthew Hill  Chief Financial Officer  20 years of financial and operational leadership roles for life sciences companies  Former Chief Financial Officer of several publicly traded companies  Lauren V. Wood, MD  Chief Medical Officer  30 years of translational clinical research experience  Former Vaccine Branch Clinical Director at National Cancer Institute Center for Cancer Research  Gregory Conn, PhD  Chief Scientific Officer  Co-founder  35 years of drug development experience   In-depth experience with biotech drug discovery, product development and manufacturing

 PDS Biotech Versamune® Overview  Designed to address limitations of current immunotherapy  PLATFORM:  Induces powerful, long-lasting anti-tumor response by promoting uptake of tumor-specific proteins by the immune system and activates a specific signaling pathway that promotes the production of active tumor-infiltrating multifunctional CD8 killer and CD4 helper T cells  Versamune®  PDS0101  PDS0102  PDS0103  PDS0104  Product Candidates

How Does the Versamune® Subcutaneous Injection Work?

Injection Site	Lymph Node	Tumor Site


Immunotherapy
Triggers release of Type I FNs
Dendritic cell
Tumour antigen
MHC class I
TCR
CD8+ killer T-cell
Type I IFNs
MHC class II
TCR
CD4+ helper T-cell
Activated CD8+ killer T-cell
IL-2
IFNγ
TNF
Activated CD4+ helper T-cell
Granzyme-b
IFNγ
Tumor cells destroyed

1 Recruits T cells to lymph nodes	**2** Trains T cells to target tumors	**3** Arms T cells to kill tumor cells

- Comprised of positively charged lipid (R-DOTAP) co-administered with proprietary tumor antigens, **delivered via subcutaneous injection**
- Delivers antigen to CD4 and CD8 T cells. Activates the Type I Interferon pathway, leading to **potent, multifunctional, antigen specific T cell responses**
- Human clinical trials confirm induction and accumulation of **multifunctional T cells in the tumor**, which correlated with elimination of circulating tumor DNA and clinical response (SITC 2022)

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IMMUNOCERV: PDS0101 Appears to Induce Clinically Beneficial Killer (CD8) T Cells

Induction of activated CD8 T cells correlates with elimination of circulating tumor DNA[1]



Representative Subject
Quantity of tumor cell DNA circulating in the blood
Killer T cells that infiltrated the tumors
HPV16 copies/ml plasma
Brush Granzyme B (%CD8)
0
5
10
15
20
25
30
35
40
45
T0
T1
T2
T3
T4
T4B
T5
Brush GrznB+ %CD8
HPV16 copies/ml plasma

- PDS0101 activates the immune system to generate active killer T cells (CD8 T) cells that induce a critical mediator of the T cell's tumor-killing function called granzyme-B
- Multifunctional killer T cells target, infiltrate and eliminate the cervical cancer tumors
- HPV16 tumor DNA in the blood circulation declines by day 170 (T5)

IMMUNOCERV (PDS0101+Chemoradiation) Trial[1]:

- Predominantly stage III and IV cervical cancer
- Locally advanced cancer with tumors > 5cm (high-risk patients)
- 100% (9/9) clinical response rate with 60 days
- No evidence of cancer in 89% (8/9) by Day 170

[1]Yoshida-Court et al., IMMUNOCERV, an ongoing Phase II trial combining PDS0101, an HPV-specific T cell immunotherapy, with chemotherapy and radiation for treatment of locally advanced cervical cancers (NCT04580771); SITC 2022

PDS Biotechnology
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 HPV16-Positive Head and Neck Squamous Cell Cancer (HNSCC)   Disease Overview and Market Size

HNSCC is a Devastating Group of Cancers



Paranasal sinuses
Nasal Cavity
Oral Cavity
Nasopharynx
Oropharynx
Pharynx
Hypopharynx
Tongue
Salivary glands
Larynx

Oral and Pharyngeal Cancers

Genotype of *HPV-Positive Oral and Pharyngeal Cancer



HPV-
30%
HPV+
70%
10%
Other HPV
90%
HPV16

Reference: Noseyaba et al. 2018. Cancer. Suicide Risk Among Cancer Survivors: Head and Neck Versus Other Cancers
https://virologyj.biomedcentral.com/articles/10.1186/s12985-021-01688-9
https://www.cdc.gov/cancer/hpv/basic_info/hpv_oropharyngeal.html
*Human Papillomavirus

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HPV16-positive HNSCC Presents a Significant Market Opportunity

Largely Attributed to the High Rate of Oral HPV Infections in Men



Est. U.S. Oral and Pharyngeal Cancer
~54,400
Est. U.S. HPV Positive Oral and Pharyngeal Cancer
~38,100
Est. HPV16 Genotype
~34,000
~18,300
Est. HPV16 Locally Advanced, Unresectable and Metastatic

$2-3B Market Opportunity in US[1]

Initial commercial opportunity for PDS0101

No available HPV specific therapy

HPV cancer incidences continue to increase despite preventive HPV vaccine

HPV vaccination is not expected to impact the rate of HPV-positive cancer incidence for decades

Existing immunotherapies cost $150,000+ annually per patient[1]

Data sources: [1] PD-L1 negative and PD-L1 positive populations (> 9000 incidence PD-L1 Positive)
https://seer.cancer.gov/statfacts/html/oralcav.html; https://www.cdc.gov/cancer/hpv/basic_info/hpv_oropharyngeal.htm; https://virologyj.biomedcentral.com/articles/10.1186/s12985-021-01688-9; https://seer.cancer.gov/statistics-network/explorer/application.html?site=3&data_type=1&graph_type=4&compareBy=sex&chk_sex_1=1&race=1&age_range=1&advopt_precision=1&hdn_view=0; https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5002133/

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Despite the Availability of Treatments, Significant Unmet Needs Remain in Recurrent or Metastatic HNSCC

Standard of Care for Recurrent or Metastatic HNSCC – Published Results*[1]

	KEYTRUDA®	KEYTRUDA® Plus Chemo	Chemotherapy + EGFR Inhibitor
Objective Response Rate (ORR)	19%	36%	35%
Progression Free Survival (PFS)	3.2 mos	5.0 mos	5.0 mos
12-Month Survival Rate	50%	55%	44%
Median Overall Survival (OS)	12.3 mos	13.6 mos	10.3 mos
Key Toxicities	• Anemia • Fatigue • Weight loss • Hypokalemia	Additional to KEYTRUDA®: • Neutropenia • Mucosal inflammation • Thrombocytopenia • Stomatitis	• Neutropenia • Anemia • Thrombocytopenia • Nausea/vomiting • Hypokalemia • Rash • Fatigue • Mucosal inflammation
Treatment Related Grade 3+ Toxicities	17%	72%	69%

Oncologist[2] – Stated Unmet Medical Needs in HNSCC

- Targeted treatment option to address the growing population of HPV16-positive HNSCC and improve outcomes
- Novel MOA that is clinically effective in a broader patient population and provides more durable responses.
- Safer and more effective treatments that may be used with or in place of current standard of care
- Better tolerability and less toxic alternatives to chemotherapy

[1]KEYNOTE-048 Study Burtness B et al, Lancet 2019
[2]Primary Market Research 2022

* No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101

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 PDS0101 for HPV16-Positive HNSCC

 Several Key Opinion Leaders Involved with PDS Biotech’s VERSATILE-002 Head and Neck Cancer Trial  Katharine A. Price, MD  Associate Professor, Oncology  Mayo Clinical   (Presented ASCO data)  Jared Weiss, MD  Section Chief of Thoracic and Head/Neck Oncology, Professor of Medicine  UNC Lineberger Comprehensive Cancer Center(Lead Investigator)  John Kaczmar, MD  Associate Professor, Oncology  MUSC Hollings Cancer Center  (Published Article on PDS0101-KEYTRUDA patient)  Kevin J. Harrington, MBBS, PhD  Professor in Biological Cancer Therapies  The Institute of Cancer Research, London  (Key investigator on Merck KEYNOTE-048 trial with KEYTRUDA)

VERSATILE-002 Phase 2 Clinical Trial

Objective: To assess the combination of PDS0101 and KEYTRUDA® in ICI naïve subjects with recurrent or metastatic HPV-positive HNSCC

Partner	FDA Approved Standard of Care	Study Design	Key Entry Criteria for ICI Naïve Subjects	Study Treatment	Endpoints
MERCK ***Fast Track Designation***	KEYTRUDA® (pembrolizumab)	Open-label, non-randomized, adaptive design study N=54 ***Enrollment complete***	Recurrent or metastatic HNSCC ≥18 years of age HPV16-Positive tumor Combined positive score (CPS) ≥1	Pembrolizumab 200mg IV Q3W up to 35 Cycles (2 years) PDS0101 1 mL subcutaneous injection at Cycles 1, 2, 3, 4 and 12	**Primary:** Best overall response (BOR) of confirmed complete response (CR) or confirmed partial response (PR) per RECIST 1.1 **Key Secondary:** Progression Free Survival (PFS) per RECIST 1.1 Overall Survival (OS) Safety and tolerability ***Achievement of Statistical Threshold for efficacy***

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 To Date 70.6% of Patients have Achieved Disease Stabilization or Tumor Shrinkage  Confirmed best overall response was determined based on confirmed CR or confirmed PR per RECIST 1.1 per investigator assessment. One subject (NE) died prior to target lesion measurement and is included in the mITT population denominator. Four subjects experienced unconfirmed tumor shrinkage and subsequently experienced progressive disease.   30%Shrinkage  14/34 (41.2%) Confirmed and Unconfirmed Objective Response  9/34 (26.5%) Confirmed Partial and Complete Response  15/34 (44.1%) Stable Disease   9/34 (26.5%) Progressive Disease   1/34 (2.9%) Not Evaluable (not included in Waterfall plot)  23/34 (67.6%) Tumor Reduction  Statistically significant improvement in the Response Rate of PDS0101+ KEYTRUDA vs. KEYTRUDA monotherapy confirmed

 The Addition of PDS0101 to KEYTRUDA® Does not Appear to Compound Toxicity   Preferred Term  n (%)  Any PSD0101-KEYTRUDA® TRAE  37 (77.1)  Injection site pain  24 (50.0)  Fatigue  18 (37.5)  Injection site swelling  13 (27.1)  Injection site erythema  8 (16.7)  Headache  7 (14.6)  Injection site discoloration  7 (14.6)  Injection site warmth  7 (14.6)  Injection site inflammation  6 (12.5)  Diarrhea  5 (10.4)  Injection site pruritus  5 (10.4)  Pruritus  5 (10.4)  Dyspnea  4 (8.3)  Pain  4 (8.3)  Alanine aminotransferase increased  3 (6.3)  Arthralgia  3 (6.3)  Aspartate aminotransferase increased  3 (6.3)  Blood creatinine increased  3 (6.3)  Blood thyroid stimulating hormone increased  3 (6.3)  Cough  3 (6.3)  Hypothyroidism  3 (6.3)  Rash  3 (6.3)  Weight decreased  3 (6.3)  PSD0101-KEYTRUDA® TRAE by Grade  Grade 1   13 (27.1)  Grade 2  19 (39.6)  Grade 3  4 (8.3)  Grade 4  0  Grade 5  0  Only 4 subjects (8%) had Grade 3 PDS0101-KEYTRUDA® TRAEs: fatigue, injection site reaction, blood alkaline phosphatase increased, hyperglycemia, colitis, and rash   No subjects had Grade 4 or 5 TRAEs  No subject came off studydue to toxicity  PDS0101+KEYTRUDA® Treatment Related Adverse Events (TRAE) >5% (ITT Population)

Data Suggests Prolonged Responses (Durability) and Patient Survival

PDS0101 + KEYTRUDA® Data – Median PFS and 12 Month OS

Median Progression Free Survival (Months)



KEYTRUDA®+ Chemotherapy
5.0 months
KEYTRUDA®
3.2 months
PDS0101 + KEYTRUDA®
10.4 months
0
2
4
6
8
10
12

12-Month OS Rate (%)*



KEYTRUDA®+ Chemotherapy
55%
KEYTRUDA®
50%
PDS0101 + KEYTRUDA®*
87.1%
0
10
20
30
40
50
60
70
80
90
100

*median OS for PDS0101 + KEYTRUDA® not yet reached
KEYNOTE-048: Burtness B et al. Lancet 2019;394:1915-28, Published results for reference only
No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101

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 Several Patients Approaching Two Years of Survival   Overall response: CR=Complete Response; PR=Partial Response; SD=Stable Disease; PD=Progressive Disease; NE=Not Evaluable.  Overall response was based on investigator assessment per RECIST v1.1.  Survival status: A=Alive; D=Deceased. Alive subjects were based on the last contact date.  Complete Response  Partial Response  Stable Disease  Progressive Disease  Demonstrated objective response rate of 41% (confirmed and unconfirmed)  No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101

VERSATILE-003 Timeline to Registrational Trial Initiation

Worldwide Randomized, Controlled Clinical Study to Be Initiated Q4 2023 with an Overall Estimated 90–100 Sites

PDS0101 + KEYTRUDA® in Recurrent or Metastatic HPV16-Positive HNSCC

2Q 2022
- **FDA *Fast Track* designation** for PDS0101 + KEYTRUDA®

3Q 2022
- Successful EOP2 meeting with FDA
- Initiated PDS0101 tech-transfer, scale up at selected Phase 3 clinical/ commercial manufacture

1Q 2023
- Completed Phase 3 clinical manufacturing of PDS0101
- Obtained visibility to potential OS and PFS information for VERSATILE-002 trial needed to finalize VERSATILE-003 trial design

2Q 2023
- Completed CMC-related activities for PDS0101
- Obtained feedback from EU regulatory agencies on protocol

3Q 2023
- Submitted amended IND with FDA for registrational trial
- Initiate site activation and related clinical, operational activities (4- to 6-month process)

4Q 2023
Initiate VERSATILE-003 Phase 3 Trial

VERSATILE-002 Phase 2 Trial Progressing

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 Expanding Evidence of Consistent and Durable PDS0101 Clinical Results Across Multiple Phase 2 Trial Indications  PDS0101 is an HPV16-targeted immunotherapy  PDS0101 is providing strong proof of concept data for the Versamune® technology platform  Efficacy data in >90 patients to date  Strong agreement between preclinical and clinical results  Versamune® mechanism of action shows clear translation between preclinical and human results  Anti-tumor responses and biomarker data show strong correlation across all types of HPV-positive cancer and at all stages of the disease  Safety data in approximately 120 patients to date  Safety data, anti-tumor responses and patient survival suggest that the Versamune® based therapies such as PDS0101 could be ideal candidates for combination oncology treatments

Versamune® Based Oncology Pipeline

Partnerships with World Class Institutions in Immuno-Oncology

	Candidate/ Study	Indication	Combination	PC	P1	P2	P3	R	Partner(s)
Clinical (Lead)	**PDS0101 (HPV)/ VERSATILE-002**	Recurrent or metastatic HPV16-positive head and neck cancer • **Arm 1:** ICI naïve • **Arm 2:** ICI refractory	KEYTRUDA® (standard of care)	PDS Biotech Funded, through P2 — *Fast Track Designation*					MERCK
IIT Studies	**PDS0101 (HPV)/ IMMUNOCERV**	1st-line treatment of locally advanced (IB3-IVA) cervical cancer	Chemo-radiation (standard of care)	Partner Co-Funded, through P2					The University of Texas MD Anderson Cancer Center
IIT Studies	**PDS0101 (HPV)/ Mayo Clinic**	Pre-metastatic HPV-positive oropharyngeal cancer (OPSCC) • **Arm 1:** PDS0101 monotherapy • **Arm 2:** PDS0101 + KEYTRUDA®	KEYTRUDA® (standard of care)	Partner Co-Funded, through P2					Mayo Clinic
Preclinical Candidates	**PDS0102 (TARP)**	TARP-positive AML, prostate and breast cancers	TBD	Partner Co-Funded					NIH National Cancer Institute
Preclinical Candidates	**PDS0103 (MUC1)**	MUC1-positive breast, colon, lung, ovarian and other cancers	TBD	Partner Co-Funded					NIH National Cancer Institute
Preclinical Candidates	**PDS0104 (TRP2)**	Melanoma	TBD	PDS Biotech Funded					

PDS Biotech Funded   Partner Co-Funded

PDS Biotechnology

Reference: Data on file.

21

 Antibody-Conjugated IL-12 (PDS0301)

 PDS Biotech Antibody-Conjugated IL-12 (PDS0301) Overview  Antibody-Conjugated IL-12  Opportunities  Overcomes tumor’s ability to suppress attack by T cells. PDS0301 is a novel investigational tumor-targeting IL-12 that enhances the proliferation, potency and longevity of T cells in the tumor microenvironment  Monotherapy  Combinations:  Versamune® Based Immunotherapies  Chemotherapy  Radiation  HDAC Inhibitors*  *Histone Deacetylase Inhibitor

 Antibody-Conjugated IL-12: PDS0301 Targets Tumors and Enhances T Cell Infiltration and Proliferation in the Tumor   Tumor Site  Injection Site  Non-Immunogenic (Cold Tumor)  Immunogenic (Hot Tumor)  Tumor Site  PDS0301 travels direct to tumor  Increased tumor inflammation from PDS0301  PDS0301 increases T cell infiltration and expansion in tumor  CD8 T cells kill tumor cells  1  2  3  4

NCI-led Triple Combination: PDS0301 + PDS0101 + ICI

Advanced HPV16-Positive Anal, Cervical, Head and Neck, Penile, Vaginal, Vulvar Cancer Patients Who Are ICI Refractory

Partner	NIH NATIONAL CANCER INSTITUTE
FDA Approved Standard of Care	None
Immunology/ Immune Correlates	SITC, November 2022: • Greater than two-fold increase in HPV16-specific T cells in the blood of 11/14 (79%) of the evaluated patients • Induction of multifunctional killer (CD8) T cells • Increases in granzyme B (associated with active killer T cells), IFN-γ, TNF-α, etc., signal a pro-inflammatory response and role in overcoming tumor immune suppression
Safety	Safety results (Arms 1 & 2)[1] • 24/50 (48%) of patients experienced grade 3 and higher adverse events • 2/50 (4%) experienced grade 4 adverse events

[1]73% grade 3 and higher adverse events reported in KEYNOTE-048 Burtness 2019 https://doi.org/10.1016/S0140-6736(19)32591-7
Goswami 2022 http://dx.doi.org/10.1136/jitc-2022-SITC2022.0695

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NCI-led Triple Combination: PDS0301 + PDS0101 + ICI

Advanced HPV16-Positive ICI Refractory Cancer Patients

Phase 2 Results in Recurrent Metastatic ICI Refractory HPV-Positive Cancer (CPS>0; PD-L1 agnostic) Plot Includes Published Data in HSNCC

Median OS (Months)


ICI monotherapy 1
Chemotherapy, anti EGFR or combination
PDS0101 + PDS0301 + ICI
Best published median OS data to date in ICI refractory head and neck cancer population is 8.2 months2
N=29
0
5
10
15
20
25

Objective Response (ORR) in High Dose PDS0301 Group = 63% (5/8)*

[1]Published results for ICI monotherapy <10%, Strauss J, et al. J Immunother Cancer 2020;8:e001395. doi:10.1136/jitc-2020-001395
[2]Pestana RC et al. Oral Oncology 2020;101:104523. https://doi.org/10.1016/j.oraloncology.2019.104523

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Antibody-Conjugated IL-12 (PDS0301) Regimens

	Candidate/ Study	Indication	Combination	PC	P1	P2	P3	R	Partner(s)
IIT Studies	**PDS0301/ NCI-led Triple Combination**	HPV-positive anal, cervical, head and neck, penile, vaginal, vulvar cancers • **Arm 1:** ICI naive • **Arm 2:** ICI refractory	PDS0101 & ICI						NIH NATIONAL CANCER INSTITUTE
	PDS0301	Advanced Kaposi Sarcoma	Monotherapy						NIH NATIONAL CANCER INSTITUTE
	PDS0301	Metastatic Castration sensitive and Castration Resistant Prostate Cancer	Docetaxel						NIH NATIONAL CANCER INSTITUTE
	PDS0301	Localized High and Intermediate Risk Prostate Cancer	Radiation Therapy						NIH NATIONAL CANCER INSTITUTE
	PDS0301	ICI Refractory HPV-related, colon and small-bowel cancer	HDAC Inhibitor						NIH NATIONAL CANCER INSTITUTE

Partner Co-Funded

Reference: Data on file.

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 3Q23  4Q23  1Q24  2Q24  3Q24  PDS0101  Anticipate ICI naïve/refractory data – KOL Event (VERSATILE-002)  Submit IND with FDA for registrational trial for PDS0101 (VERSATILE-003)  Updated OS data from NCI-led triple combination  Immune response data (VERSATILE-002) (ESMO 2023)  Initiate registrational trial for PDS0101 (VERSATILE-003)  Anticipate preliminary efficacy data from Mayo Clinic IIT  Anticipate updated data (IMMUNOCERV) (ASTRO 2023)  Final data VERSATILE-002  PDS0301  Interim safety and immune data (PDS0301 + docetaxel)  PDS0103  Estimated IND filing in MUC1-related cancers  Projected Milestones Through 3Q24  Trials are investigator-initiated trials and data read-outs are outside the control of the Company

 PDS0101 to enter Phase 3 registrational trial in 2023 to treat recurrent or metastatic, HPV16-positive head and neck squamous cell cancer (HNSCC)  Fast Track Designation  PDS0101 addresses large and growing market with significant unmet need  Transformational data generated with PDS0101 and PDS0301 in multiple Phase 2 clinical studies  Financial: Cash as of June 30, 2023 - $60.6M cash runway for the next 12 months with initiation of a registrational trial in 2023  Executive Summary: Positioned for Market Leadership  Company Overview  T cell activating platforms and antibody conjugated immuno-cytokine platform to develop safer, more effective and longer lasting cancer immunotherapies   1  2  3  4

 Infectimune® Infectious Disease Platform

PDS0202: Universal Prevention of Influenza

Universal Influenza Vaccines

NIH National Institute of Allergy and Infectious Diseases

$7 Billion | **Universal Flu Market Opportunity in 2021**

License agreement with University of Georgia for proprietary influenza antigens

Top-line preclinical data announced; effective delivery of flu proteins activate the critical immune signals necessary to generate neutralizing antibody responses to all flu strains tested in animals

Preclinical data presented at the 41st Annual meeting of the American Society Virology Meeting

PDS0202 Provided Full Protection Against Lethal Challenge with H1N1 Pandemic Strain in Preclinical Study



% survival
120
100
80
60
40
20
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Day post infection
Flu Protein 3ug + Infectimune™
Flu Protein 0.6ug + Infectimune™
Flu Protein 0.1ug + Infectimune™
Flu Protein 3ug
Unvaccinated

Proprietary Computationally Designed Influenza Protein

PDS Biotechnology

Reference: Ross T. and Woodward J. et al. evaluation of the PDS0202 (Infectimune® + COBRA) Universal flu formulation.

31

 Thank you

 Appendix

 Demographics of the ITT (Safety) and mITT (Efficacy) Populations  Demographics and Baseline Characteristics  Demographic or Baseline Characteristic  ITT Population (N=48)  mITT Population (N=34)  Age, Median (Min, Max)  62.5 (45, 83)  63.5 (46, 83)  Sex, n (%)  Male  Female     45 (93.8)  3 (6.3)     32 (94.1)  2 (5.9)  Race, n (%)  American Indian or Alaska Native  Asian  Black or African American  Pacific Islander  White  Multiple  Other     0  1 (2.1)  1 (2.1)  0  45 (93.8)  0  1 (2.1)     0  0  0  0  33 (97.1)  0  1 (2.9)  ECOG, n (%)  0  1     30 (62.5)  18 (37.5)     20 (58.8)  14 (41.2)  CPS, n (%)*  <1  1-19  ≥20     1 (2.1)  27 (56.3)  20 (41.7)     0  17 (50.0)  17 (50.0)  Summary of Exposure  Exposure  ITT Population (N=48)  PDS0101 doses, Median (Min, Max)  4.0 (1, 5)  PDS0101 doses, n, (%)  ≥1 dose  ≥2 doses  ≥3 doses  ≥4 doses  5 doses     46 (95.8)  40 (83.3)  36 (75.0)  27 (56.3)  11 (22.9)  Pembrolizumab doses, Median (Min, Max)  5.0 (1, 29)  Pembrolizumab doses, n (%)  ≥1 dose  ≥2 doses  ≥3 doses  ≥4 doses  ≥5 doses  ≥6 doses  ≥7 doses  ≥8 doses  ≥9 doses  ≥10 doses     48 (100)  40 (83.3)  36 (75.0)  28 (58.3)  27 (56.3)  23 (47.9)  20 (41.7)  16 (33.3)  15 (31.3)  13 (27.1)  Duration of treatment (months), Median (Min, Max)  3.5 (0.0, 19.5)

 PDS0101: A Novel Investigational HPV-Targeted Immunotherapy   PDS0101 is given by subcutaneous injection and stimulates a potent targeted T cell attack against HPV-positive cancers  Interim VERSATILE-002 data suggests PDS0101 generates clinically effective immune responses  The combination of PDS0101 with KEYTRUDA® has demonstrated a favorable safety profile to date  PDS0101 with KEYTRUDA® demonstrates significant disease control by shrinking tumors, delaying disease progression and prolonging survival

 Compelling Durability of the Anti-Tumor Response  Progressive Free Survival (PFS) per Investigator Assessment (mITT Population)  Number of Subjects at Risk (Events)  CPI Naïve  34 (0)  33 (1)  32 (2)  27 (6)  25 (7)  16 (11)  14 (12)  12 (12)  12 (12)  10 (12)  9 (13)  8 (14)  6 (15)  4 (15)  4 (15)  3 (16)  1 (18)  1 (18)  1 (18)  0 (18)  N  Events  Median (Months)  95% CI(Months)  34  18  10.4  (4.2, 15.3)  PFS = 10.4 months  Demonstrated median PFS of 10.4 months; published results of 2-3 months for approved immune checkpoint inhibitors*  * No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101; Ferris R.L., Nivolumab for Recurrent Squamous-Cell Carcinoma of the Head and Neck; N Engl J Med 2016; 375:1856-1867; Burtness B et al., Pembrolizumab alone or with chemotherapy versus cetuximab with chemotherapy for recurrent or metastatic squamous cell carcinoma of the head and neck (KEYNOTE- 048): a randomized, open-label phase 3 study; Lancet 2019; 394(10212):1915-1928https://www.opdivo.com/head-and-neck-cancerhttps://www.keytruda.com/head-and-neck-cancer/keytruda-clinical-trials/

Promising Survival Benefit

Demonstrated 12-month OS rate of 87.1%; published results of 35-50% for approved immune checkpoint inhibitors*

Overall Survival (OS) (ITT Population)



Censored
Survival Fraction
1.0
0.8
0.6
0.4
0.2
0.0
N
Events
Median (Months)
95% CI (Months)
48
4
NE
(15.3, NE)
12-month OS rate = 87.1%**
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21
Time to Disease Progression or Death (Months)

Number of Subjects at Risk (Events)

CPI Naïve	47 (0)	41 (1)	36 (1)	31 (1)	29 (1)	26 (1)	23 (2)	19 (2)	17 (2)	16 (2)	13 (3)	13 (3)	13 (3)	13 (3)	12 (3)	11 (3)	6 (4)	5 (4)	4 (4)	3 (4)	2 (4)	0 (4)

*No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101; Ferris R.L., Nivolumab for Recurrent Squamous-Cell Carcinoma of the Head and Neck; N Engl J Med 2016; 375:1856-1867; Burtness B et al., Pembrolizumab alone or with chemotherapy versus cetuximab with chemotherapy for recurrent or metastatic squamous cell carcinoma of the head and neck (KEYNOTE- 048): a randomized, open-label phase 3 study; Lancet 2019; 394(10212):1915-1928https://www.opdivo.com/head-and-neck-cancerhttps://www.keytruda.com/head-and-neck-cancer/keytruda-clinical-trials/

**All subjects either alive, lost to follow up, or who have left the trial are censored at the last known date of contact, or at Day 1, if they do not have any post-baseline visits or assessments. The 12-month OS rate for the mITT population, excluding the 14 most recently enrolled patients, is 86.5%.

PDS Biotechnology 37

Several Patients Approaching Two Years of Survival   Blue Dot: Timing of last scan demonstrating PD; Red Bars – PD, Grey Bars – SD, Green Bars – PR, Black Bar – CR, Orange Bars – survival period through last known date alive  Days on Treatment and Survival Grouped by Best Overall Response   mITT Population (n=34) with at least 1 scan  No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101

 Tumor Reduction, ORR and OS Remain Consistent   Comparison: ASCO 2022 & 2023 PDS0101 + KEYTRUDA® Clinical Results  *9-Month OS in 2022; 12-Month OS in 2023  ASCO 2022 vs ASCO 2023 Data  87.1%  87.2%  67.6%  64.7%  26.5%  29.4%  41.2%  41.2%

 Antibody-Conjugated IL-12 (PDS0301)  A novel investigational tumor-targeting Interleukin 12 (IL-12) that enhances the proliferation, potency and longevity of T cells in the tumor microenvironment   Together with Versamune® based immunotherapies PDS0301 works synergistically to promote a targeted T cell attack against cancers  PDS0301 is given by a simple subcutaneous injection  Clinical data suggest the addition of PDS0301 to Versamune® based immunotherapies demonstrate disease control by shrinking tumors and prolonging survival in recurrent or metastatic cancers with poor survival prognosis